                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 19, 2002
--------------------------------------------------------------------------------

                Date of Report (Date of earliest event reported)


                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of Registrant as Specified in Its charter)


                                    NEW YORK
           -----------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

          1-3157                                         13-0872805
--------------------------------------------------------------------------------
Commission File Number                         (IRS Employer Identification No.)



      400 Atlantic Street, Stamford, Connecticut                       06921
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                     (Zip Code)


                                  203-541-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)




            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


Item 1.     CHANGES IN CONTROL OF REGISTRANT.

            N/A

Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            N/A

Item. 3.    BANKRUPTCY OR RECEIVERSHIP.

            N/A

Item 4.     CHANGES IN REGISTRANT'S DIRECTORS.

            N/A

Item 5.     OTHER EVENTS.

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of International Paper Company dated April 19, 2002, reporting International Paper Company's earnings for the first quarter 2002.




Item 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            N/A


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (99) Press release issued by International Paper Company dated April 19, 2002 announcing first quarter earnings.


Item 8.     CHANGE IN FISCAL YEAR.

            N/A





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Item 9.     REGULATION FD DISCLOSURE.


            N/A

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   INTERNATIONAL PAPER COMPANY
                                   ----------------------------
                                           (Registrant)


Dated:   April 19, 2002                  By /s/ Barbara L. Smithers
                                            -----------------------
Stamford, Connecticut                           Barbara L. Smithers
                                                Vice President and Secretary



                          STATEMENT OF DIFFERENCES

The service mark symbol shall be expressed as..............................'sm'